Exhibit 99.1

                              WESTFIELD PORTFOLIO
                         Downtown Plaza, Sacramento, CA
                        Eastland Center, West Covina, CA

                                  $127,348,000
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                                                                               1


Notice to All Potential Investors
--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, securities backed by the mortgage loans mentioned herein or derivatives thereof (including options).

INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY MORTGAGE ASSETS
OR REAL PROPERTIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS AND PROPERTIES. INFORMATION IN THIS MATERIAL REGARDING ANY MORTGAGE ASSETS OR REAL PROPERTIES DISCUSSED HEREIN OR OTHERWISE, IS SUBJECT TO
COMPLETION AND CHANGE AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL OFFERING MEMORANDUM FOR ANY RELATED SECURITIES ACTUALLY SOLD TO YOU.
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                                                                               2


Overview
--------------------------------------------------------------------------------

o     Transaction Overview

o     Sponsorship

o     Loan Summary

o     Consolidated Portfolio
      -     Property Information
      -     Sales Highlights
      -     In-Line Lease Rollover Profile
      -     Financial Highlights

o     Downtown Plaza
      -     Property Highlights
      -     Sales Highlights
      -     In-Line Lease Rollover Profile
      -     Financial Highlights
      -     Competitive Retail Properties

o     Eastland Center
      -     Property Highlights
      -     Sales Highlights
      -     In-Line Lease Rollover Profile
      -     Financial Highlights
      -     Competitive Retail Properties
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                                                                               3


Westfield Portfolio
Transaction Overview
--------------------------------------------------------------------------------

o     $127,348,000 first mortgage loan
      -     Expected shadow rating of BBB
      -     10 year term to Anticipated Repayment Date ("ARD")
      -     Fixed interest rate of 8.177% (represents weighted average of A & B
            Notes)
      -     30-year amortization
      -     Hyper-amortization feature after ARD

o The loan is secured by fee simple interests in two properties: Downtown Plaza and Eastland Center. The loan is also secured by leasehold interests in one 7,500 sf parcel of Downtown Plaza which is leased from the State of California and a parcel leased from Federated.

Westfield Portfolio
Transaction Overview (cont'd)
--------------------------------------------------------------------------------

- Downtown Plaza, a regional mall encompassing 1,191,347 square feet including 908,758 square feet of retail space and 282,805 square feet of office, is located in the CBD of Sacramento, California. The retail component of the complex was constructed in 1971 and the three office buildings in 1972, 1976 and 1981, respectively. The retail mall was last renovated in 1993. Anchors include Macy's and Macy's Men's and Furniture in addition to 405,258 square feet of in-line space and 282,805 square feet of office space.

- Eastland Center, an 846,781 square feet power center, is located in West Covina, California. The property was originally opened in 1957 as a two-level regional center and was renovated in 1998. Target, Burlington Coat Factory and Mervyn's anchor the center, with additional in-line tenants comprising 544,981 square feet.

Westfield Portfolio
Transaction Overview (cont'd)
--------------------------------------------------------------------------------

o Both properties are owned and managed by Westfield America, the third largest regional mall REIT (based on owned GLA) in the United States. Westfield owns or has an interest in 56 properties, including 35 regional and super-regional malls branded as "Westfield Shoppingtowns". The Westfield Shoppingtowns include clusters of retail centers in metropolitan markets of eight states.

o     The loan features investment grade characteristics:
      -     Aggregate loan-to-appraised value of 55.3%
      - Aggregate DSCR of 1.49x (1.70x at the anticipated repayment date based on a projected loan balance of $111.6 million) utilizing underwritten net cash flow and the loan constant of 8.95%

o     Structural features include:
      -     Hard lockbox for debt service, taxes, insurance and ground rent
      - Reserves for tenant improvements, leasing commissions, operating expenses and capital expenditures if the DSCR falls below 1.25x or in case of a default.
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                                                                               6


Westfield Portfolio
Sponsorship
--------------------------------------------------------------------------------

o Westfield America, Inc. (NYSE: WEA) is a REIT that currently owns or holds an interest in 56 properties, including 35 regional and super-regional shopping malls and 3 power centers. These properties comprise 35.9 million square feet of retail space and are located in eight different states.

o Westfield America, Inc. is the third largest regional mall REIT (based on owned GLA) in the United States.

o Westfield America, Inc. is externally managed by Westfield Corporation, Inc., a U.S. subsidiary of Westfield Holdings Limited, Sidney, Australia, all part of the Westfield Group ("Westfield").

o Westfield acts as a developer, architect, builder, property manager and funds manager for an $11.1 billion portfolio of shopping center assets that comprise 60.3 million square feet of retail space. The market capitalization of the entities that make up Westfield was $8.9 billion as of June 30, 1999.
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                                                                               7


Westfield Portfolio
Loan Summary
--------------------------------------------------------------------------------

o     Loan Amount:             $127,348,000 split into two notes:
                               $99,000,000 A Note & $28,348,000 B Note

o     Loan Description:        A fixed rate(1) loan secured by
                               first priority mortgage lien on the fee simple interests and leasehold interest in two properties. However, payments on B Note are subordinate to payments on the A Note.

o     Collateral:              Portfolio consisting of two retail properties:
                               1) Downtown Plaza, a regional mall(2) and
                               2) Eastland Center, a retail power center

(1)   The A and B Notes of the loan have different mortgage rates.
(2) All retail anchors with the exception of Macy's and Macy's Men's & Furniture stores (the only two anchors at Downtown Plaza), which own their own pad and improvements, are collateral for the loan. Income relating to the space occupied by Mervyn's in Eastland Center was not included in the underwritten cash flow or valuation of the property.
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                                                                               8


Westfield Portfolio
Loan Summary (cont'd)
--------------------------------------------------------------------------------

o     Borrowers:                   Separate special purpose, bankruptcy
                                   remote entities for each collateral asset

o     Sponsor:                     Westfield America Limited Partnership

o     Interest Rate:               8.177% (weighted average of A & B Notes)

o     Anticipated Repayment Date:  December 11, 2009

o     Final Maturity Date:         December 11, 2029

o     Amortization:                30 years; hyper-amortization(1) commencing
                                   after the Anticipated Repayment Date.

o     Lockout Period:              Later of 1) two years from securitization or
                                   2) three years from closing

(1) The interest rate for the Westfield Mall loan after the Anticipated Repayment Date shall be fixed at the greater of: the sum of the regular interest rate plus 2%, or the sum of the yield on a US Treasury Note with a term equal to the term of the loan from the Anticipated Repayment Date to the Final Maturity Date plus 2%. After the Anticipated Repayment Date, certain amounts of available excess cash flow will be used to pay down any outstanding principal.

Westfield Portfolio
Loan Summary (cont'd)
--------------------------------------------------------------------------------

o     Prepayment:                  Prepayable or defeasable in whole after
                                   lockout period. Defeasance calculated at treasuries flat. Prepayment without penalty permitted 90-days prior to Anticipated
                                   Repayment Date.

o     Substitution:                Substitution through defeasance or comparable
                                   property subject to rating agency approval,
                                   lender approval and maintenance of LTV and
                                   DSCR prior to substitution. Any substitute
                                   property will 1) have an appraised value
                                   equal to at least 125% of the allocated loan
                                   amount of the property being replaced 2) not
                                   represent more than 100% of the aggregate
                                   value of the mortgaged properties prior to
                                   substitution (i.e., Eastland only) and 3) B
                                   Noteholder approval must be obtained for the
                                   release of Downtown Plaza.
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                                                                              10


Westfield Portfolio
Loan Summary (cont'd)
--------------------------------------------------------------------------------

o     Cash Management:             Hard lockbox for debt service, tax and
                                   insurance amounts and ground rent.

o     Reserves:                    If DSCR falls below 1.25x or if an event of
                                   default occurs, lockbox will be established for replacement reserves, leasing commissions and tenant improvements and operating expenses.

o     Subordinate Debt:            None allowed
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                                                                              11


Westfield Portfolio
Property Information
--------------------------------------------------------------------------------
Consolidated Portfolio

--------------      -----------------      -------------   ---------------   ----------------   --------------------------
                                                                                Current
                                               Total         In-line GLA        In-Line
   Property             Location              GLA (SF)        (SF) (1)        Occupancy(1,2)             Anchors
--------------      -----------------      -------------   ---------------   ----------------   --------------------------

Downtown Plaza       Sacramento, CA          1,191,347         405,258            93.1%             Macy's and Macy's
                                                                                                    Men's & Furniture

Eastland Center      West Covina, CA           846,781         544,981            95.4           Target, Burlington Coat
                                             ---------         -------            ----             Factory and Mervyn's

TOTAL/WEIGHTED AVERAGE(3):                   2,038,128         950,239            94.4%

(1)   Includes 282,805 sf office space for Downtown Plaza.
(2)   Current In-Line Occupancy as of February 2000 rent roll.
(3) Weighted average for current and historic in-line occupancy based on each property's proportionate GLA square footage.
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                                                                              12


Westfield Portfolio
Property Information (cont'd)
--------------------------------------------------------------------------------
Consolidated Portfolio

----------------   -------------      -----------  --------------   -------    ----------------  --------
                     Allocated         Allocated
                       Loan             Loan Amt      Appraised                  Underwritten
   Property          Amount (1)         PSF (1)       Value (2)       LTV       Net Cashflow(3)    DSCR
----------------   -------------      -----------  --------------   -------    ----------------  --------

Downtown Plaza      $85,861,500         $125(4)     $163,200,000      N/A        $12,476,287        N/A

Eastland Center      41,486,500           49          67,000,000      N/A          4,528,561        N/A
                   ------------         ----        ------------     ----        -----------       ----

TOTAL/WTD. AVG.:   $127,348,000         $100        $230,200,000     55.3%       $17,004,848       1.49x

(1)   Based on underwritten net cash flow.
(2)   As of June 30, 1999.
(3) See Consolidated Financial Highlights section and Financial Highlights for individual properties.
(4)   Based on loan collateral square footage.
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                                                                              13


Westfield Portfolio
Sales Highlights
--------------------------------------------------------------------------------
Consolidated Portfolio

-------------------    --------------     --------------       ---------------    ---------------  ------------
                                               1998                                    1999            1999
                         1998 Total           In-line             1999 Total       In-line Sales    Occupancy
   Property              Mall Sales          Sales PSF            Mall Sales            PSF            Cost
-------------------    --------------     --------------       ---------------    ---------------  ------------

Downtown Plaza          $184,118,000           $307              $191,195,000          $314            13%

Eastland Center          146,500,000            230               161,446,000           217             4%
                        ------------           ----              ------------          ----            --

TOTAL/WTD. AVG.(1) :    $330,618,000           $273              $352,641,000          $270             9%

(1)   Based on proportionate retail in-line square footage for each property.
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                                                                              14


Westfield Portfolio
In-Line Lease Rollover Profile(1)
--------------------------------------------------------------------------------
Consolidated Portfolio

             [The following table was represented as a bar/mountain
                         chart in the printed material]

               % of GLA Expiring        Cumulative Expiration

2000                 3.5%                        3.5%
2001                 3.1%                        6.6%
2002                 7.0%                       13.5%
2003                11.9%                       25.4%
2004                 5.9%                       31.3%
2005                 5.7%                       37.0%
2006                 7.0%                       44.0%
2007                 5.6%                       49.6%
2008                 7.7%                       57.3%
2009                23.3%                       80.6%

(1) Based upon the expiration of in-line leases currently in place (excluding anchor space).
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                                                                              15


Westfield Portfolio
Financial Highlights
--------------------------------------------------------------------------------
Consolidated Portfolio

                                           -----------          -----------         -----------          -----------
                                                                                                             UW
                                               1997                 1998               1999               Cashflow
                                           -----------          -----------         -----------          -----------

o     Revenue                              $23,549,946          $25,021,460         $27,963,794          $28,856,856

o     Operating Expenses                     9,398,310            9,212,020          10,134,851           10,267,121
                                           -----------          -----------         -----------          -----------

o     Net Operating Income                 $14,151,636          $15,809,440         $17,828,943          $18,589,735

o     TI, LC & Replacement Reserves                                                                        1,584,888
                                                                                                         -----------

o     Net Cash Flow                                                                                      $17,004,848
                                                                                                         -----------

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                                                                              16


Westfield Portfolio
Financial Highlights (cont'd)
--------------------------------------------------------------------------------
Consolidated Portfolio

Underwriting Assumptions

o     Revenues:
      -     Underwritten Base Rent is based on the 2/1/00 rent roll.
      - All additional underwritten income categories including Expense Recoveries, Percentage Rent, and Other Income are based on 1999 operating statements.

o     Operating Expenses:
      - Underwritten Operating Expenses except Management Fees are based on the year end 1999 operating statements.
      - Underwritten Management Fees are calculated at 4% of EGI, less Expense Recoveries.
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                                                                              17


Westfield Portfolio
Financial Highlights (cont'd)
--------------------------------------------------------------------------------
Consolidated Portfolio

Underwriting Assumptions (cont'd)

o     Capital Expenditures:
      -     Underwritten Replacement Reserves are $0.30 psf.
      - No leasing commissions were applied since the borrower pays them from its management fee, per the management contract.
      - No tenant improvements were applied to anchor space. In-line tenant improvements were calculated with the following assumptions:

    Renewal           Lease         New TI         Renewal
   Property        Probability     Term (yrs)      ($ psf)      TI ($ psf)
---------------   -------------   -----------     ---------    ------------
Downtown Plaza         75%            10           $17.50        $10.00
Eastland Center        80%            12           $17.50         $8.75
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                                                                              18


Westfield Portfolio
Downtown Plaza, Sacramento, California
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

                                 [PHOTO OMITTED]
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                                                                              19


Westfield Portfolio
Downtown Plaza, Sacramento, California
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
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                                                                              20


Westfield Portfolio
Property Highlights
--------------------------------------------------------------------------------

Downtown Plaza

o     Location:                      Sacramento, California

o     Property:                      1,191,347 square foor open air super-
                                     regional mall / office complex

o     Overall Occupancy:             96.9% as of February 1, 2000 (Retail)
                                     95.6% as of February 1, 2000 (Office)

o     In-line Occupancy:             93.1% as of February 1, 2000

o     Year Built/Renovated:          1971 / 1993 (Retail) 1972, 1976, 1981
                                     (Office)

o     Borrower's Property Interest:  Fee (in part) and leasehold(1) (in part)

(1) 7,500 sf parcel ground leased from the state of California, leasehold interest is subordinated to the loan.

Westfield Portfolio
Property Highlights (cont'd)
--------------------------------------------------------------------------------

Downtown Plaza

o     Anchor Tenants(1):                    Macy's (332,500 sf) and Macy's Men &
                                            Furniture (171,000 sf)

o     Sales Figures:

      -     Estimated 1999 Total Sales:     $191,195,000
      -     Estimated 1999 In-Line Sales:   $88,573,000 or $314 psf

o     1999 Occupancy Cost:                  13% of sales

o     Appraised Value:                      $163,200,000 as of June 1999

o     Loan-To-Appraised Value:              55.3% based on allocated loan amount
                                            of $85,861,500

(1)   The loan is not secured by either anchor since each anchor owns its pad and improvements.
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                                                                              22


Westfield Portfolio
Property Highlights (cont'd)
--------------------------------------------------------------------------------

Downtown Plaza

o     DSCR (NCF):             1.53x(1)

o     DSCR (NCF) at ARD:      1.81x(2)

(1) Calculated based on underwritten net cash flow of $12,476,287 and annual debt service of $8,138,904.
(2) Calculated based on projected balance of $77,128,015 at the Anticipated Repayment Date.
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                                                                              23


Westfield Portfolio
Property Highlights (cont'd)
--------------------------------------------------------------------------------
Downtown Plaza

o Downtown Plaza is a 1,191,347 square foot open-air, regional mall/office complex located in downtown Sacramento. The retail portion of the complex was built in 1971 and was redeveloped in 1993. The three small office buildings were added in 1972, 1976 and 1981.

o The retail component is a regional mall with two anchors comprised of 503,500 square feet and in-line specialty stores of 405,258 square feet.

o The property is located adjacent to the "Old Sacramento" district, a tourist attraction with restaurants and entertainment venues. The combination of tourists and the downtown private sector and government office workers contributes to the daytime traffic at the center.

Westfield Portfolio
Property Highlights (cont'd)
--------------------------------------------------------------------------------
Downtown Plaza

                                                -----------       ----------    ----------       --------------
                                                                                                   Long-Term
                                                   Square         % of Total      Lease          Credit Ratings
                                                   Footage           GLA        Expiration       (Moody's/S&P)
                                                -----------       ----------    ----------       --------------
o Anchors
     -  Macy's (Federated) (1)                     332,500           27.9%          NAP           Baa1 / BBB+
     -  Macy's Men & Furniture (Federated) (1)     171,000           14.4           NAP           Baa1 / BBB+
                                                 ---------         -----
  Subtotal Anchor Tenants:                         503,500          42.3%

o Major Tenants
     -  Department of Education (office space)     186,425          15.6%         7/2009
     -  United Artists Theater                      42,370           3.6          9/2008
     -  24 Hour Nautilus                            30,072           2.5          1/2009
     -  Copeland's Sports                           30,000           2.5         11/2012
                                                 ---------         -----
  Subtotal: Major Tenants:                         288,867          24.2%

o Other In-Line Tenants:                           302,472          25.4%
o Office Space:                                     96,508           8.1%
                                                 ---------         -----
o Total GLA:                                     1,191,347         100.0%

(1)   Not part of the collateral, tenant owns its own pad and improvements.

Westfield Portfolio
Sales Highlights
--------------------------------------------------------------------------------
Downtown Plaza(1)

                                            --------  --------
                                              1998      1999
                                            --------  --------

o    Total Mall Sales ($ million)            $184.1    $191.2

o    In-Line Sales Per Square Foot            $307      $314

o    In-Line Occupancy Cost                    14%       13%

o    In-Line Occupancy                        87.0%     93.1%

o    Overall Occupancy                      94.1%(2)    96.9%

(1) Sales information is not available for 1996 and 1997 since Westfield America did not acquire the property until November 1998.
(2)   Reflects retail/anchor occupancy only.

Westfield Portfolio
In-Line Lease Rollover Profile(1)
--------------------------------------------------------------------------------
Downtown Plaza

             [The following table was represented as a bar/mountain
                         chart in the printed material]

               % of GLA Expiring        Cumulative Expiration

2000                 5.9%                        5.9%
2001                 1.8%                        7.7%
2002                 2.4%                       10.1%
2003                13.5%                       23.6%
2004                 8.8%                       32.4%
2005                 3.1%                       35.5%
2006                12.4%                       47.8%
2007                 3.3%                       51.2%
2008                 8.9%                       60.1%
2009                33.1%                       93.1%

(1)   Based upon the expiration of in-line leases currently in place.

Westfield Portfolio
Financial Highlights
--------------------------------------------------------------------------------
Downtown Plaza

                                           -----------          -----------         -----------          -----------
                                                                                                             UW
                                               1997                 1998               1999               Cashflow
                                           -----------          -----------         -----------          -----------

o      Revenue                             $18,215,303          $18,826,826         $20,688,809          $21,576,400

o      Operating Expenses                    7,422,830            7,984,379           8,014,405            8,146,431
                                           -----------          -----------         -----------          -----------

o      Net Operating Income                $10,792,473          $10,842,447         $12,674,404          $13,429,969

o      TI, LC & Replacement Reserves                                                                         953,682
                                                                                                         -----------

o      Net Cash Flow                                                                                     $12,476,287
                                                                                                         -----------

Westfield Portfolio
Financial Highlights (cont'd)
--------------------------------------------------------------------------------
Downtown Plaza

Underwriting Assumptions

o     Revenues:
      -     Underwritten Base Rent is based on the 2/1/00 rent roll.
      - All underwritten additional income categories including Expense Recoveries, Percentage Rent and Other Income are based on 1999 operating statements.

o     Operating Expenses:
      - Underwritten Operating Expenses except Management Fees are based on 1999 operating statements.
      - Underwritten Management Fees are calculated at 4% of EGI, less Expense Recoveries.

o     TI, LC and Replacement Reserves:
      -     Underwritten Replacement Reserves are $0.30 psf.
      - Tenant improvements are calculated based on a 10 year lease term, 75% renewal probability, $17.50 psf for new tenants and $10.00 psf for renewals. No tenant improvements were applied to anchor tenants.
      - No leasing commissions were applied since the borrower pays them from its management fee, per the management contract.

Westfield Portfolio
Competitive Retail Properties
--------------------------------------------------------------------------------

Downtown Plaza

------------------  -----------------------     ------------------     -----------   -------------------------
                                                    Year Built/
  Property                  Location                 Renovated          Size (sf)      Anchor/Major Tenants
------------------  -----------------------     ------------------     -----------   -------------------------

Arden Fair Mall          Sacramento, CA           1957 / 1990 and       1,116,363      JC Penney, Nordstrom,
                     (Five miles northeast             1994                               Macy's and Sears
                      of Downtown Plaza)

Country Club Plaza       Sacramento, CA          1960 / 1970, 1986        540,000     Gottschalk's and Macy's
                    (Seven miles northeast            and 1989
                      of Downtown Plaza)

Florin Mall              Sacramento, CA           1967 / 1976 and       1,020,446        JC Penney and Sears
                     (Seven miles southeast            1990
                      of Downtown Center)

Westfield Portfolio
Eastland Center, West Covina, California
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

Westfield Portfolio
Eastland Center, West Covina, California
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Westfield Portfolio
Property Highlights
--------------------------------------------------------------------------------

Eastland Center

o        Location:                 West Covina, California

o     Property:                    846,781 square foot power center

o     Overall Occupancy:           97.0% as of February 2000

o     In-Line Occupancy:           95.4% as of February 2000

o     Year Built/Renovated:        1957 / 1996

o     Ownership Interest:          Fee

o     Anchor Tenants:              Target (122,000 sf), Burlington Coat Factory
                                   (100,000 sf) and Mervyn's (79,800 sf)(1)

(1) Income relating to the space occupied by Mervyn's was not included in the underwritten cash flow or valuation of the property.

Westfield Portfolio
Property Highlights (cont'd)
--------------------------------------------------------------------------------

Eastland Center

o     Sales Figures:
      -     Estimated 1999 Total Sales(1):        $156,446,000
      -     Estimated 1999 In-Line Sales(1):      $14,213,000 or $217 psf

o     1999 Occupancy Cost:                        4% of sales

o     Appraised Value:                            $67,000,000 as of June 1999

o     Loan-To-Appraised Value:                    55.3% based on allocated loan
                                                  amount of $41,486,500

(1) Based on six months of actuals through 6/30/99 and six months of borrower's projections 7/1/99 through 12/31/99.

Westfield Portfolio
Property Highlights (cont'd)
--------------------------------------------------------------------------------

Eastland Center

o DSCR (NCF):            1.32x(1)
o DSCR (NCF) at ARD:     1.47x(2)

(1) Calculated based on underwritten net cash flow of $4,528,561 and annual debt service of $3,429,263.
(2) Calculated based on projected balance of $34,404,278 at Anticipated Repayment Date.

Westfield Portfolio
Property Highlights (cont'd)
--------------------------------------------------------------------------------
Eastland Center

o Eastland Center is an 846,781 square foot power center located in West Covina, California, 25 miles east of downtown Los Angeles. Eastland Center is nearby and receives traffic from the adjacent interstate freeway. The property was originally opened in 1957 as a two-level regional center and was renovated in 1996 to a power center.

o The property is currently 97.0% occupied with three primary anchors (Target, Burlington Coat Factory and Mervyn's) and 34 other tenants.

Westfield Portfolio
Property Highlights (cont'd)
--------------------------------------------------------------------------------
Eastland Center

                                             -----------       ----------    ----------       --------------
                                                                                                Long-Term
                                                Square         % of Total      Lease          Credit Ratings
                                                Footage           GLA        Expiration       (Moody's/S&P)
                                             -----------       ----------    ----------       --------------

o Anchors
     - Target                                  122,000           14.4%         1/2026          A3 / A-
     - Burlington Coat Factory                 100,000           11.8          9/2002          NR / NR
     - Mervyn's(1)                              79,800            9.4          1/2006          A3 / A-
                                               -------          -----
  Subtotal Anchor Tenants:                     301,800           35.6%
o Major In-Line Tenants
     - Coast Federal S&L Association            79,789            9.4%       11/2010
     - Lucky Market                             50,000            5.9         2/2018
     - Chick's Sporting Goods                   48,163            5.7         7/2012
     - Bed, Bath & Beyond                       42,500            5.0         1/2009
                                               -------          -----
  Subtotal Major In-Line Tenants:              220,452           26.0%
o Other In-Line Tenants:                       324,529           38.3%
                                               -------          -----
o Total GLA:                                   846,781          100.0%

(1) Income relating to the space occupied by Mervyn's was not included in the underwritten cash flow or valuation of the property.

Westfield Portfolio
Sales Highlights
--------------------------------------------------------------------------------
Eastland Center

                                     ------     ------     ------    ------
                                      1996       1997       1998      1999
                                     ------     ------     ------    ------

o     Total Mall Sales ($ million):   $89.8     $138.6     $146.5    $161.4

o     In-Line Sales Per Square Foot   $248       $214       $230      $217

o     In-Line Occupancy Cost:          4%         5%         4%        4%

o     In-Line Occupancy(1):            76%       94%       100.0%     95.4%

o     Overall Occupancy(1):           N/A       96.2%      100.0%     97.0%

(1)   As of 12/31/96, 12/31/97, 12/31/98 and 2/1/00.

Westfield Portfolio
In-Line Lease Rollover Profile(1)
--------------------------------------------------------------------------------
Eastland Center

             [The following table was represented as a bar/mountain
                         chart in the printed material]

               % of GLA Expiring        Cumulative Expiration

2000                 0.3%                        0.3%
2001                 4.8%                        5.1%
2002                12.9%                       18.0%
2003                 9.8%                       27.8%
2004                 2.1%                       29.9%
2005                 9.1%                       39.0%
2006                 0.0%                       39.0%
2007                 8.6%                       47.6%
2008                 6.1%                       53.7%
2009                10.6%                       64.3%

(1) Based upon the expiration of in-line leases currently in place (excluding anchor space).

Westfield Portfolio
Financial Highlights
--------------------------------------------------------------------------------
Eastland Center

                                           -----------          -----------         -----------          -----------
                                                                                                             UW
                                               1997                 1998               1999               Cashflow
                                           -----------          -----------         -----------          -----------
o     Revenue                               $5,334,643          $6,185,634          $7,274,985           $7,280,456(1)

o     Operating Expenses                     1,975,480           1,227,641           2,120,446            2,120,690
                                            ----------          ----------          ----------           ----------
o     Net Operating Income                  $3,359,163          $4,957,993          $5,154,539           $5,159,766

o     TI, LC & Replacement Reserves                                                                         631,206
                                                                                                         ----------

o     Net Cash Flow                                                                                      $4,528,561
                                                                                                         ----------

(1)   Excludes income from Mervyn's.

Westfield Portfolio
Financial Highlights (cont'd)
--------------------------------------------------------------------------------
Eastland Center

Underwriting Assumptions

o     Revenues:
      -     Underwritten Base Rent is based on the 2/1/00 rent roll.
      - All underwritten additional income categories including Expense Recoveries, Percentage Rent, and Other Income are based on 1999 operating statements.

o     Operating Expenses:
      - Underwritten Operating Expenses except Management Fees are based on 1999 operating statements.
      - Underwritten Management Fees are calculated at 4% of EGI, less Expense Recoveries.

o     TI, LC and Replacement Reserves:
      -     Underwritten Replacement Reserves are $0.30 psf.
      - Tenant improvements are calculated based on a 12 year lease term, 80% renewal probability, $17.50 psf for new tenants and $8.75 psf for renewals. No tenant improvements were applied to anchor tenants
      - No leasing commissions were applied since the borrower pays them from its management fee, per the management contract.

Westfield Portfolio
Competitive Retail Properties
--------------------------------------------------------------------------------
Eastland Center

------------------       -----------------------     ------------------     -----------   -------------------------
                                                        Year Built/
  Property                      Location                 Renovated          Size (sf)      Anchor/Major Tenants
------------------       -----------------------     ------------------     -----------   -------------------------

Plaza at West Covina         West Covina, CA          1975 / 1990 and        1,200,000        Macy's, JC Penney,
                        (Two miles west of 1993                                            Robinsons-May and Sears
                            Eastland Center)

Puente Hills Mall         City of Industry, CA        1974 / 1991 and        1,200,000       Robinsons-May, Sears
                          (Six miles south of               1997                               and AMC Theater
                            Eastland Center)

Sierra Center               Baldwin Park, CA             1997 / N/A            220,766       Food For Less, Target
                           (Four miles west of                                                   and Office Max
                            Eastland Center)